UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	98-1376360
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2022 Annual General Meeting of Shareholders of Janus Henderson Group plc (the “Company”) held in Denver, Colorado, on May 4, 2022, shareholders voted on the following resolutions and cast their votes as described below. All resolutions were decided on a poll, and no resolutions were amended or withdrawn.

Resolution 1.1

It was resolved, as an ordinary resolution, to elect Alison Davis as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	140,183,110	98.81	1,694,002	1.19	305,869	0	6,012,191	83.93
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	140,183,110	98.81	1,694,002	1.19	305,869	0	6,012,191	83.93

Resolution 1.2

It was resolved, as an ordinary resolution, to elect Kalpana Desai as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	140,338,837	98.98	1,443,649	1.02	400,495	0	6,012,191	83.87
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	140,338,837	98.98	1,443,649	1.02	400,495	0	6,012,191	83.87

Resolution 1.3

It was resolved, as an ordinary resolution, to elect Jeffrey Diermeier as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	140,145,770	98.78	1,731,069	1.22	306,142	0	6,012,191	83.93
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	140,145,770	98.78	1,731,069	1.22	306,142	0	6,012,191	83.93

Resolution 1.4

It was resolved, as an ordinary resolution, to elect Kevin Dolan as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	140,105,939	98.76	1,759,960	1.24	317,082	0	6,012,191	83.92
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	140,105,939	98.76	1,759,960	1.24	317,082	0	6,012,191	83.92

Resolution 1.5

It was resolved, as an ordinary resolution, to elect Eugene Flood Jr as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	140,037,016	98.70	1,843,461	1.30	302,504	0	6,012,191	83.93
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	140,037,016	98.70	1,843,461	1.30	302,504	0	6,012,191	83.93

Resolution 1.6

It was resolved, as an ordinary resolution, to elect Edward Garden as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	137,230,449	96.73	4,640,542	3.27	311,990	0	6,012,191	83.92
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	137,230,449	96.73	4,640,542	3.27	311,990	0	6,012,191	83.92

Resolution 1.7

It was resolved, as an ordinary resolution, to elect Richard Gillingwater as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	140,268,462	98.91	1,551,932	1.09	362,587	0	6,012,191	83.89
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	140,268,462	98.91	1,551,932	1.09	362,587	0	6,012,191	83.89

Resolution 1.8

It was resolved, as an ordinary resolution, to elect Lawrence Kochard as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	139,832,261	98.56	2,038,638	1.44	312,082	0	6,012,191	83.92
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	139,832,261	98.56	2,038,638	1.44	312,082	0	6,012,191	83.92

Resolution 1.9

It was resolved, as an ordinary resolution, to elect Nelson Peltz as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	137,035,050	96.59	4,841,723	3.41	306,208	0	6,012,191	83.93
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	137,035,050	96.59	4,841,723	3.41	306,208	0	6,012,191	83.93

Resolution 1.10

It was resolved, as an ordinary resolution, to elect Ms Angela Seymour-Jackson as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	133,317,260	94.03	8,457,374	5.97	408,347	0	6,012,191	83.87
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	133,317,260	94.03	8,457,374	5.97	408,347	0	6,012,191	83.87

Resolution 2: Increase the Cap on Aggregate Annual Compensation for Non-Executive Directors

It was resolved, as an ordinary resolution, that for the purposes of Australian Securities Exchange Listing Rule 10.17 and all other purposes, the maximum aggregate ordinary remuneration of the Company’s non-executive directors, as a group, be increased from $3,000,000 to $3,700,000 per year.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	111,708,079	98.84	1,310,008	1.16	29,164,894	0	6,012,191	66.86
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	111,708,079	98.84	1,310,008	1.16	29,164,894	0	6,012,191	66.86

Resolution 3: Advisory Say-on-Pay on Executive Compensation

It was resolved, as an ordinary resolution and on a nonbinding basis, that the compensation of the Company’s named executive officers as described in the Compensation Discussion & Analysis and in the other executive compensation disclosures contained in the Company’s 2022 Proxy Statement be approved.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	131,232,550	92.44	10,725,683	7.56	224,748	0	6,012,191	83.98
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	131,232,550	92.44	10,725,683	7.56	224,748	0	6,012,191	83.98

Resolution 4: Advisory on Frequency of Say-on-Pay Votes

It was resolved, as an ordinary resolution and on a nonbinding basis, that the option of once every year, two years, or three years that receives the highest number of votes cast will be considered the preferred choice of shareholders as to the frequency with which the Company is to hold a shareholder advisory vote to approve the compensation of its named executive officers.

	1 Year	%	2 Years	%	3 Years	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	136,288,435	96.53	156,429	0.11	4,737,455	3.36	0	1,000,662	6,012,191	83.52
Total number of votes cast on the poll:	0	0	0	0.0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	136,288,435	96.53	156,429	0.11	4,737,455	3.36	0	1,000,662	6,012,191	83.52

Resolution 5: Global Employee Stock Purchase Plan

It was resolved, as an ordinary resolution, that the shareholders of the Company approve the Global Employee Stock Purchase Plan.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	141,278,779	99.65	500,554	0.35	403,648	0	6,012,191	83.87
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	141,278,779	99.65	500,554	0.35	403,648	0	6,012,191	83.87

Resolution 6: 2022 Deferred Incentive Plan

It was resolved, as an ordinary resolution, that the shareholders of the Company approve the 2022 Deferred Incentive Plan.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	128,801,061	90.86	12,956,160	9.14	425,760	0	6,012,191	83.86
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	128,801,061	90.86	12,956,160	9.14	425,760	0	6,012,191	83.86

Resolution 7: Authority to Purchase Own Shares

It was resolved, as a special resolution, to authorize the Company to make purchases on a stock exchange of its ordinary shares, subject to certain conditions described in the Company’s 2022 Proxy Statement.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	147,058,969	99.66	496,872	0.34	639,331	0	0	87.29
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	147,058,969	99.66	496,872	0.34	639,331	0	0	87.29

Resolution 8: Authority to Purchase Own CDIs

It was resolved, as a special resolution, to authorize the Company to make purchases on a stock exchange of its Chess Depositary Interests (CDIs), subject to certain conditions described in the Company’s 2022 Proxy Statement.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	147,028,489	99.67	480,389	0.33	686,294	0	0	87.26
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	147,028,489	99.67	480,389	0.33	686,294	0	0	87.26

Resolution 9: Reappointment of the Auditors

It was resolved, as an ordinary resolution, to reappoint PricewaterhouseCoopers LLP as Auditors to the Company and to authorise the Audit Committee of the Board of Directors to determine the remuneration of the Auditors.

	For	%	Against	%	Abstain*	Discretion	Broker non-votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	147,278,886	99.67	480,604	0.33	435,682	0	0	87.41
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	147,278,886	99.67	480,604	0.33	435,682	0	0	87.41

*	In tabulating the voting results, only FOR, AGAINST, 1 YEAR, 2 YEARS or 3 YEARS votes are counted. Broker non-votes and abstentions are counted only for purposes of determining whether a quorum is present.
**	Issued Share Capital as at the record date (7 March 2022): 169,046,154 shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JANUS HENDERSON GROUP PLC

By:	/s/ Roger Thompson
Name:	Roger Thompson
Title:	Interim Chief Executive Officer and Chief Financial Officer

Date: May 5, 2022